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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 15, 1998




                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)






        Delaware                     1-13508                  63-0661573
(State of Incorporation)      (Commission File No.)    (IRS Employer I.D. No.)




     Colonial Financial Center, Suite 800
     One Commerce Street, Montgomery, Alabama                    36104
     (Address of Principal Executive Office)                (Zip code)




        Registrant's telephone number, including area code: 334-240-5000
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ITEM 5. OTHER EVENTS

     On July 15, 1998, the Board of Directors of The Colonial BancGroup, Inc. declared a regular quarterly cash dividend of $.17 per share of Colonial BancGroup common stock. The Record Date for the cash dividend is the close of business on July 31, 1998. The cash dividend will be paid on August 14, 1998. The cash dividend will be paid on each share of Colonial BancGroup common stock prior to giving effect the stock split described below.

     On July 15, 1998, the Board of Directors of The Colonial BancGroup, Inc. declared a two for one stock split effected in the form of a 100% stock dividend. The Record Date for the stock split is the close of business on July 31, 1998. The additional shares will be issued on August 14, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE COLONIAL BANCGROUP, INC.
                                        --------------------------------------
                                        (Registrant)





Date: July 17, 1998                     /s/ W. Flake Oakley
                                        ---------------------------------------
                                        W. Flake Oakley
                                        Chief Financial Officer



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